UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4620 Arville Street, Suite. E, Las Vegas, Nevada 89103
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRTC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 23, 2019, Wrap Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1 - Election of Directors

	For	Withheld
Scot Cohen	18,798,529	37,282
David Norris	18,822,311	13,500
Michael Parris	18,795,643	40,168
Patrick Kinsella	18,812,511	23,300
Wayne R. Walker	18,812,468	23,343

The Company’s Directors are elected by a plurality of the votes cast. Stockholders elected Scot Cohen, David Norris, Michael Parris, Patrick Kinsella and Wayne R. Walker to serve on the Board of Directors until the 2020 annual meeting of stockholders, or until their successors are elected and qualified.

Proposal No. 2 – Approval of an Amendment to the Company’s 2017 Equity Compensation Plan

For	Against	Abstain
18,756,510	62,903	16,398

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the amendment to increase the number of authorized shares issuable under the Company’s 2017 Equity Compensation Plan from 2.0 million to 4.1 million was approved.

Proposal No. 3 - Ratification of Rosenberg Rich Baker Berman, P.A. as the Company’s Independent Auditors for the Fiscal Year Ended December 31, 2019.

For	Against	Abstain
23,845,070	431,373	12,903

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2019.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: May 24, 2019	By:	/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary